                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:


                                  MAY 23, 2001

                         CALIBER LEARNING NETWORK, INC.
               (Exact Name of Registrant as Specified in Charter)


         MARYLAND                   000-23945                    52-2001020
         --------                   ---------                    ----------
(State of Incorporation)     (Commission File Number)           (IRS Employer
                                                             Identification No.)



                             509 South Exeter Street
                            Baltimore, Maryland 21202
               (Address of principal executive offices) (Zip Code)


                                 (410) 843-1000
                         (Registrant's telephone number)

Item 5.     OTHER EVENTS.

         The Company wishes to provide additional information about the proposed terms of the short-term debt financing proposed by Sylvan Learning Systems, Inc. This proposed financing is referenced in the press release attached to and incorporated by reference in this Form 8-K as Exhibit 99.1. The proposed financing is contingent upon the agreement of MCI and CIT to terms proposed by Sylvan Ventures, LLC, for the assignment to Sylvan Ventures, LLC of CIT and MCI's rights under the Company's capital lease with CIT, the related MCI guarantee thereof, and the related leased property. The proposed financing is not contingent upon the execution of definitive agreements with MCI and CIT, but only upon agreement upon terms subject to definitive documentation and other matters to be determined in advance of the closing of the transaction.

         In addition, on May 22, 2001, Chris Nguyen, the Company's President and Chief Executive Officer, resigned. On May 22, 2001, the Company issued a press release relating to Mr. Nguyen's resignation and the appointment of Glen M. Marder as interim President and Chief Executive Officer. A copy of the press release is filed as Exhibit 99.2 hereto, the text of which is incorporated by reference herein.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.


              Exhibit No.                         Description
              -----------                         -----------
                 99.1                    Press Release dated May 22, 2001
                 99.2                    Press Release dated May 22, 2001


Item 9.  REGULATION FD DISCLOSURE.

         On May 22, 2001, the Company issued a press release relating to the filing of its Form 10-Q for the quarter ended March 31, 2001, possible Nasdaq delisting, possible interim funding and related matters. The press release also states that the Company believes that its previous financial guidance is not reliable and is not issuing any further guidance at this time. A copy of the press release is filed as Exhibit 99.1 hereto, the text of which is incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 23, 2001               CALIBER LEARNING NETWORK, INC.



                                       By:      /s/ MARK YANSON
                                            ------------------------------------
                                                Mark Yanson, Vice President and
                                                Chief Financial Officer

                         CALIBER LEARNING NETWORK, INC.

                                    FORM 8-K

                                  EXHIBIT INDEX

        Exhibit No.                         Description
        -----------                         -----------
        99.1                    Press Release dated May 22, 2001
        99.2                    Press Release dated May 22, 2001
